                  Securities and Exchange Commission
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):   December 1, 1999
                                                     -----------------

                       CAPITAL ASSOCIATES, INC.
          (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-15525                    84-1055327
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  (State or Other Juris-         (Commission File             (IRS Employer
 diction of Incorporation)           Number)               Identification No.)

7175 West Jefferson Avenue
       Lakewood, CO                                 80235
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  (Address of Principal                           (Zip Code)
    Executive Offices)

                            (303) 980-1000
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         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

On Wednesday, December 1, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that, at the opening of business on Thursday, December 2, 1999, the Company's common stock will cease trading on the NASDAQ National Market, because of the decline in the number and the market value of the shares of common stock held by stockholders other than directors, executive officers and 10%-or-greater stockholders, and immediately start trading on the Over The Counter Bulletin Board ("OTCBB").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        99.1 Press release issued Wednesday, December 1, 1999, by the
             Registrant announcing that, at the opening of business on Thursday, December 2, 1999, the Company's common stock will cease trading on the NASDAQ National Market, because of the decline in the number and the market value of the shares of common stock held by stockholders other than directors, executive officers and 10%-or-greater stockholders, and immediately start trading on the OTCBB.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPITAL ASSOCIATES, INC.
                                             (Registrant)

                                       /s/
                                       ----------------------------------------
Date:  December 1, 1999                By: Michael Schuh
                                       Title:  Senior Vice President - Chief
                                               of Operations